U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2011

Sector 10, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

3500 Island Blvd. Suite 105
Aventura, FL 33160
(206) 853-4866

(Address and telephone number of principal executive offices and place of business)

  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S AUDITOR OF RECORD.

4.01(a) Dismissal of Auditor of Record.

At a meeting of the Board of Director’s for Sector 10, Inc. (the “Registrant” and/or the “Company”), on March 24, 2011, the Registrant dismissed HJ & Associates, LLC (“HJ”) as the Registrant’s auditor of record, effective March 31, 2011.  The decision to change auditors was unanimously approved by the Registrant’s Board of Directors.

The audit reports of HJ on the consolidated financial statements of the Registrant as of and for the years March 31, 2010 and March 31, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Registrant’s two fiscal years ended March 31, 2010 and March 31, 2009, and during the subsequent interim period through March 29, 2011, there were no (1) disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of HJ would have caused HJ to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided HJ with a copy of this Current Report on Form 8-K, and requested that HJ furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether HJ agrees with the statements made by the Registrant in response to the disclosures required by Item 304(a)(3) of Regulation S-K. The Registrant subsequently received the requested letter, and a copy of such letter is filed as Exhibit16.1 to this Current Report on Form 8-K.

The change in Registrant’s auditor of record did not result from any dissatisfaction with the quality of professional services rendered by HJ.

4.01(b) Engagement of New Auditor of Record.

On March 24, 2011, the Registrant’s Board of Directors unanimously voted to engage M&K CPAS (“M&K”) as the Registrant’s new auditor of record, effective April 1, 2011.

During the Registrant’s two fiscal years ended March 31, 2010 and March 31, 2009, and during the subsequent interim period through March 29, 2011, neither the Registrant nor anyone acting on the Registrant’s behalf consulted with M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, where either a written report was provided to the Company or oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304 (a)(1)(iv) of  Regulation S-K, or a “reportable event,” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

    9.01(d) Exhibits.

Exhibit 16.1 – Letter from HJ & Associates, LLC to the Securities and Exchange Commission, dated March 29, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date March 30, 2011
SECTOR 10, INC.

	By:	/s/ Karen Aalders
Karen Aalders
Secretary, Treasurer and Director